UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                November 1, 2007



                         BREITBURN ENERGY PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


         Delaware                  001-33055                 74-3169953
      (State or other              (Commission            (I.R.S. Employer
      jurisdiction of             File Number)          Identification No.)
     incorporation or
       organization)

                       515 South Flower Street, Suite 4800
                              Los Angeles, CA 90071
                     (Address of principal executive office)

                                 (213) 225-5900
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01 Regulation FD Disclosure.

     On November 1, 2007, the Partnership issued a press release announcing the completion of its acquisition of certain assets and equity interests in certain entities from Quicksilver Resources Inc. in exchange for $750,000,000 in cash and 21,347,972 common units representing limited partner interests. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

    (d) Exhibits.

 99.1     Press Release of BreitBurn Energy Partners L.P., dated
          November 1, 2007



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BREITBURN ENERGY PARTNERS L.P.

                                         By:  BreitBurn GP, LLC,
                                              its general partner


Date: November 1, 2007                   By: /s/ Halbert S. Washburn
                                             ----------------------------------
                                             Halbert S. Washburn
                                             Co-Chief Executive Officer



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                                  EXHIBIT INDEX


 99.1     Press Release of BreitBurn Energy Partners L.P., dated
          November 1, 2007